UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 12, 2009
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 12, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of LNB Bancorp, Inc. (the “Company”) approved the terms of the Company’s 2009 Management Incentive Plan for Key Executives (the “2009 Key Executive Plan”). Employees of the Company, including executive officers other than the Chief Executive Officer, as are designated by the Compensation Committee, in its discretion, will participate in the 2009 Key Executive Plan. The 2009 Key Executive Plan provides for the payment of cash bonuses to participants based upon the Company’s achievement of profitability goals for 2009, as determined by the Compensation Committee. In order for any bonus to be payable to any employee under the plan, the Company must achieve at least 80% of the specified target profitability goal. The size of the bonuses available under the plan increases as the Company’s profitability increases above 80% of the specified target profitability goal. If the Company achieves 80% or more of the specified target profitability amount, the total bonuses to be distributed to the participants under the 2009 Key Executive Plan will be as determined by the Chief Executive Officer, subject to approval of the Compensation Committee in its sole discretion.
     The 2009 Key Executive Plan also contains confidentiality and non-solicitation obligations of the participants which apply during the term of each participant’s employment with the Company and following termination of their employment under certain circumstances.
     The 2009 Key Executive Plan was adopted by the Compensation Committee prior to the effectiveness of the amendments to the Emergency Economic Stabilization Act of 2008 (“EESA”) that were included in the American Recovery and Reinvestment Tax Act of 2009 (the “2009 Act”). As a participant in the U.S. Treasury’s TARP Capital Purchase Program, the Company is subject to the executive compensation requirements included in Section 111 of EESA. In light of the amendments to Section 111 of EESA included in the 2009 Act, the Company intends to evaluate and, if necessary, amend the 2009 Key Executive Plan to comply with the applicable requirements.
     A copy of the form of the 2009 Key Executive Plan is included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02, and the above summary is qualified in its entirety by reference to that Exhibit.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	LNB Bancorp, Inc. 2009 Management Incentive Plan for Key Executives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: February 19, 2009	By:	/s/Sharon L. Churchill
Sharon L. Churchill
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	LNB Bancorp, Inc. 2009 Management Incentive Plan for Key Executives.